Evergreen Global Leaders Fund: Annual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
28	INDEPENDENT AUDITORS’ REPORT
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Global Leaders Fund, which covers the 12-month period ended October 31, 2002.

Market analysis

Over the course of the past 12 months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq. The U.S. Treasury market managed healthy gains despite a return to federal budget deficits, yet other areas within the fixed income markets struggled. Global investors also faced challenges, as persistent weakness in Japan was met with growing fears of recession in several of Europe’s dominant economies. Even many diversified strategies failed to produce positive gains, yet their relative performance should provide a solid base for investors as global economies and markets regain momentum in the coming months.

The first challenge for equity investors over the 12-month period was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. These gains were quickly erased, however, as solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The struggles of the U.S. equity market within the past 12 months can be highlighted in specific sectors

LETTER TO SHAREHOLDERS continued

as well. Promising profit growth for technology at the beginning of the year, based largely on easy comparisons, proved ineffective as analyst estimates were revised downward throughout the course of the year. Traditional safety plays such as healthcare also struggled, as political controversies and a decline in new products reduced investor optimism. Utilities, another traditional beacon of comfort during tough times, also performed poorly as questionable pricing, accounting and energy trading practices combined to cause intense selling within the group.

As mentioned earlier, those investors employing more diversified strategies participated in relative outperformance, yet being “down less” offers little solace. We strongly believe, however, that diversification strategies over the long term should continue to benefit the patient investor. Asset allocation and diversification among asset classes and investment categories have provided investors with solid relative gains, and should dampen the wide swings of volatility that characterize more focused strategies.

International investors also experienced difficulties in the past year. Persistently weak domestic demand and the weaker U.S. dollar contributed to the already existing structural weakness in Japan. Other Asian economies, also heavily dependent on exports, enjoyed market gains at the beginning of the period, yet when profits from this optimism failed to materialize, many of the previous gains were lost. Weakness in the German and French economies set the stage for poor performance throughout Europe, and despite sporadic gains in the euro, bourses remained weak.

Looking ahead, we continue to project a moderate economic recovery in the U.S. with GDP growth in the range of 3% through 2003. Interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification

LETTER TO SHAREHOLDERS continued

should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of October 31, 2002

“Our fund seeks to select strong performing companies around the world. We believe these leading global companies will fare better in a period of low economic growth than smaller companies that have fewer compelling advantages. We think the low growth environment will continue for the foreseeable future, making our ability to find well-run companies with good balance sheets the performance differentiator.”

MANAGEMENT TEAM

Patricia A. Bannan, CFA Large Cap Core Growth Team Lead Manager	Gilman C. Gunn International Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 11/1/1995
	Class A	Class B	Class C	Class I
Class Inception Date	6/3/1996	6/3/1996	6/3/1996	11/1/1995

Average Annual Return*

1 year with sales charge	-17.87%	-17.86%	-15.22%	N/A

1 year w/o sales charge	-12.86%	-13.54%	-13.49%	-12.59%

5 year	-2.19%	-2.09%	-1.74%	-0.73%

Since Portfolio Inception	3.00%	3.19%	3.17%	4.14%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The foreign stock Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Global Leaders Fund Class A shares,1 versus a similar investment in the Morgan Stanley Capital International World Free Index (MSCI World Free) and the Consumer Price Index (CPI).

The MSCI World Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -12.86% for the 12-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Morgan Stanley Capital World Free Index (MSCI World Free) returned -14.85%, while the median return of funds in the Lipper Global Funds Classification was -14.13%. Lipper Inc. is an independent monitor of mutual fund performance.

What was the investment environment like during the period?

The investment environment of the past 12 months was difficult across the board, but the fund was positioned in anticipation of such an environment. Knowing that the slow growth environment in the U.S. would affect international markets, we structured the international portfolio defensively. That proved to be an appropriate positioning because although international markets outperformed the U.S. market for the first half of the period, by the end of the 12 months the MSCI World Free and the Standard & Poor’s 500 Index both returned approximately -15%.

Despite signs of a turnaround early in 2002 after the post September 11 rally, the domestic investment environment deteriorated during the spring and summer. Continuing concerns regarding a slow economic environment, weak earnings and significant investor concern over accounting issues and fraudulent activity among corporations all contributed to the downturn.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$246,784,050

Number of Holdings	89

Beta*	0.89

R-squared*	0.93

P/E Ratio	19.2X

*As of 9/30/2002

What factors affected performance?

The fund’s strategy is to purchase what we believe are the 100 most attractive global companies. We define these as large, stable companies with track records of success. The portfolio was fairly evenly balanced between U.S. and international investments during the period, with approximately 58% of the portfolio invested domestically and 42% invested internationally at the close of the period. Geographic diversity proved less important than sector and industry diversification. Avoiding potholes in sectors such as technology and telecommunications, as well as individual companies, was a critical strategy.

Internationally, we were underweighted compared to the index in technology and telecommunications and overweighted in more typically defensive industries like tobacco and beverages. Domestically, the situation was similar in terms of benefiting from a limited exposure to the telecommunications and technology sectors, while investments in the consumer discretionary sector were positive. Early in the period we reduced exposure to luxury goods areas and any companies that were highly valued. Although the fund’s return was negative, we are pleased that we outperformed the benchmark.

PORTFOLIO MANAGER INTERVIEW continued

TOP 5 SECTORS
(as a percentage of 10/31/2002 net assets)

Health Care	19.4%

Consumer Staples	17.0%

Consumer Discretionary	15.5%

Financials	14.7%

Energy	8.7%

What types of investments performed well in the portfolio?

As previously mentioned, selections in industries such as tobacco, beverages, food, beer and spirits that have fairly predictable sales, earnings growth and cash flow all contributed positively to performance. A British conglomerate in the food and household products category, Reckitt Benckiser, was the best performing stock in the international portfolio. Another good performer was Altadis, a tobacco company formed from a merger between French and Spanish tobacco firms. Both of these companies represented a port in the storm, benefiting from predictable business, high return on earnings and good market share. Tobacco companies in particular have been inexpensive worldwide.

Another typically defensive company in the food retailing area was Canadian firm George Weston, which owns Loblaw, the largest supermarket retailer in Canada. The stock was up just 1% during the period, but in this environment even a small positive contribution is significant. We also saw good performance from Porsche, a niche player in the automotive industry and a high growth luxury company. They are benefiting from advance sales of a new SUV they plan to introduce to the U.S. market and the stock was up 63% for the period. The telecommunications sector was a disappointing area, with performance at -23% for the 12 months; however, our exposure to the sector was only 2% compared to an index weighting of about 7%, which proved positive for the fund.

In the domestic portfolio, the consumer staples and consumer discretionary sectors were the top performers due to their high degree of earnings. Quality companies like Harley-Davidson, Starbucks and Wal-Mart were able to grow earnings at a higher rate than the overall market. Companies with predictable earnings, such as Kraft Foods and Anheuser-Busch, also performed well. As in the international portfolio, minimizing exposure to the telecommunications sector and making timely sell decisions with specific names such as AOL Time Warner helped performance. In the technology sector, we were able to focus on more conservative, higher-quality companies such as Dell Computer Corp., which has been able to demonstrate year-over-year earnings increases in a very tough environment. Another good performer in the same sector was Lexmark International, a manufacturer of laser and ink-jet printers with a high degree of recurring revenues. Early in the period we were overweighted in industrials and were rewarded when companies like 3M and United Technologies benefited from stronger than expected growth in the first quarter of 2002.

PORTFOLIO MANAGER INTERVIEW continued

TOP 10 HOLDINGS
(as a percentage of 10/31/2002 net assets)

Luxottica Group SpA, ADR	2.9%

Eni SpA	2.6%

Altadis SA	2.6%

Sony Corp.	2.4%

Reckitt Benckiser Plc	2.4%

Coloplast A/S	2.3%

Pfizer, Inc.	2.3%

Takeda Chemical Industries, Ltd.	2.2%

Microsoft Corp.	2.2%

Seven-Eleven Japan, Co., Ltd.	2.1%

What types of investments negatively affected performance?

Some Japanese holdings were particularly disappointing. Although we selected companies normally considered defensive in a slow economy, such as convenience store Seven-Eleven Japan, the tough economy and lowered consumer spending affected even these types of companies. We continue to hold Seven-Eleven Japan because we believe it is a strong company with an increasing market share, despite its inability to prosper recently in the crowded field amid a difficult environment.

In the domestic portion of the portfolio, the financial sector underperformed particularly due to Citigroup, which was affected by the overall poor market environment, but also by the issues surrounding WorldCom. Capital One Financial was another disappointment because expectations about future growth are lower than had been estimated as a result of a sup-prime portfolio that will require greater reserves than they had allocated. Our overweighting in pharmaceutical companies compared to the benchmark proved disappointing as this area of the healthcare sector underperformed. Finally, we were underweighted in the energy services area and that group performed well during the period.

TOP 10 COUNTRIES
(as a percentage of 10/31/2002 net assets)

United States	58.2%

United Kingdom	10.0%

Japan	8.2%

Italy	6.2%

France	5.0%

Canada	3.9%

Spain	3.1%

Sweden	3.1%

Netherlands	2.4%

Denmark	2.3%

What is your outlook for the next 12 months?

Our fund seeks to select strong performing companies around the world. We believe these leading global companies will fare better in a period of low economic growth than smaller companies that have fewer compelling advantages. We think the low growth environment will continue for the foreseeable future, making our ability to find well-run companies with good balance sheets the performance differentiator. We will strive to outperform our benchmark by continuing to pursue our investment strategy of purchasing what we believe are 50 of the best companies in the international arena and 50 domestic leaders. We believe investors will benefit over the long term by including high-quality international companies in their portfolios.

PORTFOLIO MANAGER INTERVIEW continued

Domestically, we believe the economy will muddle through without seeing either a double dip recession or a rapid turnaround. Because the consumer has been so resilient, there is little pent-up demand to accelerate the rate of spending. We are still working off the excesses on the industrial side and corporations are waiting for a better profit outlook before they ramp up spending. We believe that an environment of cross currents will continue with an accommodative monetary policy, low inflation, and more reasonable valuations on the positive side; these positives may be buffeted by a decreased demand for equities, a sluggish economy and only moderate earnings improvement. The volatility will likely persist as the focus goes from the positives to the negatives and back again. In the domestic portfolio we will target high-quality companies we believe have proven management, leading market shares, and predictable earnings growth selling at attractive valuations.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS A
Net asset value, beginning of period	$13.92	$19.09	$18.35	$14.95	$13.67
Income from investment operations
Net investment loss	-0.06	-0.05	-0.03	-0.06	-0.04
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-1.73	-4.30	1.09	3.46	1.38
Total from investment operations	-1.79	-4.35	1.06	3.40	1.34

Distributions to shareholders from
Net realized gains	0	-0.82	-0.32	0	-0.06
Net asset value, end of period	$12.13	$13.92	$19.09	$18.35	$14.95
Total return[2]	-12.86%	-23.60%	5.82%	22.74%	9.82%
Ratios and supplemental data
Net assets, end of period (thousands)	$89,528	$121,223	$134,930	$185,806	$142,622
Ratios to average net assets
Expenses[3]	1.88%	1.76%	1.69%	1.79%	1.85%
Net investment loss	-0.41%	-0.34%	-0.16%	-0.37%	-0.25%
Portfolio turnover rate	73%	24%	32%	33%	16%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Excluding applicable sales charges.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$13.37	$18.49	$17.92	$14.70	$13.52
Income from investment operations
Net investment loss	-0.16	-0.16	-0.19	-0.19	-0.16
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-1.65	-4.14	1.08	3.41	1.40
Total from investment operations	-1.81	-4.30	0.89	3.22	1.24
Distributions to shareholders from
Net realized gains	0	-0.82	-0.32	0	-0.06
Net asset value, end of period	$11.56	$13.37	$18.49	$17.92	$14.70
Total return[2]	-13.54%	-24.12%	5.00%	21.90%	9.19%
Ratios and supplemental data
Net assets, end of period (thousands)	$104,638	$151,189	$224,523	$207,433	$166,556
Ratios to average net assets
Expenses[3]	2.63%	2.50%	2.43%	2.58%	2.61%
Net investment loss	-1.16%	-1.09%	-0.93%	-1.16%	-1.09%
Portfolio turnover rate	73%	24%	32%	33%	16%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Excluding applicable sales charges.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS C
Net asset value, beginning of period	$13.34	$18.46	$17.89	$14.67	$13.51
Income from investment operations
Net investment loss	-0.16	-0.16	-0.18	-0.19	-0.16
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-1.64	-4.14	1.07	3.41	1.38
Total from investment operations	-1.80	-4.30	0.89	3.22	1.22

Distributions to shareholders from
Net realized gains	0	-0.82	-0.32	0	-0.06
Net asset value, end of period	$11.54	$13.34	$18.46	$17.89	$14.67
Total return[2]	-13.49%	-24.16%	5.01%	21.95%	9.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$41,808	$63,449	$6,062	$4,486	$3,875
Ratios to average net assets
Expenses[3]	2.63%	2.60%	2.43%	2.57%	2.61%
Net investment loss	-1.17%	-1.18%	-0.91%	-1.15%	-1.06%
Portfolio turnover rate	73%	24%	32%	33%	16%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Excluding applicable sales charges.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS I2
Net asset value, beginning of period	$14.14	$19.33	$18.54	$15.05	$13.71
Income from investment operations
Net investment income (loss)	-0.03	-0.02	0.01	-0.03	-0.01
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-1.75	-4.35	1.10	3.52	1.41
Total from investment operations	-1.78	-4.37	1.11	3.49	1.40
Distributions to shareholders from
Net realized gains	0	-0.82	-0.32	0	-0.06
Net asset value, end of period	$12.36	$14.14	$19.33	$18.54	$15.05
Total return	-12.59%	-23.40%	6.03%	23.19%	10.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$10,811	$21,386	$42,018	$47,043	$41,873
Ratios to average net assets
Expenses[3]	1.62%	1.49%	1.43%	1.57%	1.61%
Net investment income (loss)	-0.17%	-0.11%	0.07%	-0.16%	-0.09%
Portfolio turnover rate	73%	24%	32%	33%	16%

1.  Net investment income (loss) is based on average shares outstanding during the period.

2.  Effective at the close of business of May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002

	Country	Shares	Value

COMMON STOCKS 99.1%
CONSUMER DISCRETIONARY 15.0%
Automobiles 2.5%
Harley-Davidson, Inc.	United States	53,800	$ 2,813,740
Toyota Motor Corp.	Japan	139,800	3,393,508
6,207,248
Hotels, Restaurants & Leisure 1.7%
Cafe De Coral Holdings, Ltd.	Hong Kong	699,000	457,076
Darden Restaurants, Inc.	United States	37,800	717,444
Starbucks Corp. *	United States	121,200	2,889,408
4,063,928
Household Durables 2.4%
Sony Corp.	Japan	139,000	6,010,360
Media 2.7%
McGraw-Hill Companies, Inc.	United States	37,600	2,425,200
Viacom, Inc., Class B *	United States	29,000	1,293,690
VNU NV	Netherlands	110,677	2,965,347
6,684,237
Multi-line Retail 1.5%
Wal-Mart Stores, Inc.	United States	67,300	3,603,915
Specialty Retail 1.2%
Home Depot, Inc.	United States	104,300	3,012,184
Textiles & Apparel 3.0%
Gucci Group NV	Netherlands	28,680	2,592,098
Hermes International (p)	France	23,500	3,506,981
Inditex SA	Spain	60,000	1,346,064
7,445,143
CONSUMER STAPLES 17.0%
Beverages 2.8%
Anheuser-Busch Companies, Inc.	United States	60,000	3,165,600
Coca-Cola Co.	United States	32,000	1,487,360
Interbrew SA	Belgium	95,000	2,135,962
6,788,922
Food & Drug Retailing 2.1%
Seven-Eleven Japan Co., Ltd.	Japan	187,400	5,281,668
Food Products 2.8%
George Weston, Ltd. (p)	Canada	55,000	3,460,548
Kraft Foods, Inc., Class A	United States	89,100	3,519,450
6,979,998
Household Products 3.2%
Procter & Gamble Co.	United States	23,000	2,034,350
Reckitt Benckiser Plc	United Kingdom	325,000	5,893,830
7,928,180
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 6.1%
Altadis SA	Spain	302,100	$ 6,374,369
British America Tobacco Plc	United Kingdom	363,500	3,716,536
Swedish Match Co.	Sweden	690,700	4,962,844
15,053,749
ENERGY 8.7%
Oil & Gas 8.7%
Burlington Resources, Inc.	United States	48,100	1,981,720
ConocoPhillips	United States	40,500	1,964,250
Eni SpA (p)	Italy	461,388	6,392,973
Exxon Mobil Corp.	United States	153,200	5,156,712
Petro-Canada (p)	Canada	83,400	2,313,133
Suncor Energy, Inc. *(p)	Canada	260,000	3,774,758
21,583,546
FINANCIALS 14.7%
Banks 5.6%
Bank of America Corp.	United States	38,600	2,694,280
Lloyds TSB Group Plc	United Kingdom	434,550	3,736,446
Mellon Financial Corp.	United States	44,000	1,244,760
Royal Bank of Scotland Group Plc	United Kingdom	419,678	2,651,033
Wells Fargo & Co.	United States	71,700	3,618,699
13,945,218
Diversified Financials 6.5%
Citigroup, Inc.	United States	84,600	3,125,970
Fannie Mae	United States	71,700	4,793,862
HSBC Holdings Plc (p)	United Kingdom	229,600	2,509,619
MBNA Corp.	United States	105,900	2,150,829
Morgan Stanley Dean Witter & Co.	United States	51,100	1,988,812
SLM Corp.	United States	14,300	1,469,182
16,038,274
Insurance 1.3%
American International Group, Inc.	United States	49,368	3,087,968
Real Estate 1.3%
Unibail SA	France	57,675	3,303,160
HEALTH CARE 19.4%
Biotechnology 0.7%
Amgen, Inc. *	United States	34,600	1,610,976
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies 6.0%
Coloplast A/S	Denmark	80,100	$ 5,694,855
Luxottica Group SpA, ADR	Italy	480,000	7,243,200
Medtronic, Inc.	United States	27,400	1,227,520
Saint Jude Medical, Inc. *	United States	16,800	598,248
14,763,823
Health Care Providers & Services 2.5%
Cardinal Health, Inc.	United States	39,500	2,733,795
HCA-The Healthcare Corp.	United States	52,900	2,300,621
Wellpoint Health Networks, Inc., Class A *	United States	16,000	1,203,360
6,237,776
Industrial Conglomerates 2.2%
Takeda Chemical Industries, Ltd.	Japan	131,000	5,431,434
Pharmaceuticals 8.0%
Aventis SA, Class A	France	45,309	2,706,882
GlaxoSmithKline Plc, ADR	United Kingdom	102,967	2,354,222
Johnson & Johnson Co.	United States	39,472	2,318,980
Novartis AG	Switzerland	40,500	1,540,746
Pfizer, Inc.	United States	176,300	5,601,051
Pharmacia Corp.	Sweden	60,000	2,580,000
Sanofi-Synthelabo SA	France	44,500	2,715,724
19,817,605
INDUSTRIALS 8.7%
Aerospace & Defense 1.6%
United Technologies Corp.	United States	64,765	3,994,058
Commercial Services & Supplies 1.0%
Equifax, Inc.	United States	48,200	1,135,592
First Data Corp.	United States	37,400	1,306,756
2,442,348
Industrial Conglomerates 3.0%
3M Co.	United States	26,700	3,389,298
General Electric Co.	United States	162,700	4,108,175
7,497,473
Machinery 0.2%
IHC Caland NV	Netherlands	10,030	444,086
Road & Rail 0.8%
Burlington Northern Santa Fe Corp.	United States	73,300	1,886,009
Transportation Infrastructure 2.1%
Brisa-Auto Estradas de Portugal SA	Portugal	1,004,000	5,110,101
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002
	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 8.6%
Communications Equipment 0.8%
Cisco Systems, Inc. *	United States	169,700	$ 1,897,246
Computers & Peripherals 2.1%
Dell Computer Corp. *	United States	51,900	1,484,859
International Business Machines Corp.	United States	24,300	1,918,242
Lexmark International Group, Inc., Class A *	United States	27,300	1,622,166
5,025,267
IT Consulting & Services 0.8%
Affiliated Computer Services, Inc., Class A *	United States	43,100	1,984,755
Semiconductor Equipment & Products 1.6%
Intel Corp.	United States	149,400	2,584,620
Texas Instruments, Inc.	United States	90,100	1,428,986
4,013,606
Software 3.3%
Electronic Arts, Inc. *	United States	11,500	748,880
Microsoft Corp. *	United States	101,500	5,427,205
Oracle Corp. *	United States	200,700	2,045,133
8,221,218
MATERIALS 3.2%
Chemicals 1.5%
PPG Industries, Inc.	United States	23,500	1,105,205
Praxair, Inc.	United States	47,500	2,588,750
3,693,955
Construction Materials 1.5%
CRH Plc	Ireland	287,564	3,639,410
3,639,410
Metals & Mining 0.2%
Rio Tinto Plc	United Kingdom	28,850	520,936
TELECOMMUNICATION SERVICES 3.7%
Diversified Telecommunication Services 3.0%
BT Group Plc	United Kingdom	455,000	1,291,054
Telecom Italia SpA	Italy	311,000	1,638,235
Verizon Communications, Inc.	United States	121,200	4,576,512
7,505,801
Wireless Telecommunications Services 0.7%
Vodafone Airtouch Plc	United Kingdom	1,000,000	1,606,342
UTILITIES 0.1%
Electric Utilities 0.1%
Scottish & Southern Energy Plc	United Kingdom	29,000	287,438
Total Common Stocks			244,649,361
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

PREFERRED STOCKS 0.5%
CONSUMER DISCRETIONARY 0.5%
Automobiles 0.5%
Porsche AG (p)	Germany	2,415	$ 1,156,377
SHORT-TERM INVESTMENTS 8.3%
MUTUAL FUND SHARES 8.3%
Evergreen Cash Management Money Market Fund (pp)(o)	United States	20,477,708	20,477,708
Total Investments (cost $242,798,508) 107.9%			266,283,446
Other Assets and Liabilities (7.9%)			(19,499,396)
Net Assets 100.0%			$ 246,784,050

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt

At October 31, 2002, the fund held investments in the following countries (unaudited):
	Market Value	Percentage of Total Investments

United States	$143,544,091	53.9%
United Kingdom	24,567,455	9.2%
Japan	20,116,970	7.6%
Italy	15,274,408	5.7%
France	12,232,747	4.6%
Canada	9,548,438	3.6%
Spain	7,720,433	2.9%
Sweden	7,542,844	2.8%
Netherlands	6,001,531	2.3%
Denmark	5,694,855	2.1%
Portugal	5,110,102	1.9%
Ireland	3,639,410	1.4%
Belgium	2,135,962	0.8%
Switzerland	1,540,746	0.6%
Germany	1,156,377	0.4%
Hong Kong	457,077	0.2%
	$266,283,446	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 242,798,508
Net unrealized gains on securities	23,484,938

Market value of securities	266,283,446
Cash	1,442,052
Foreign currency, at value (cost $176,478)	176,863
Receivable for securities sold	778,352
Receivable for Fund shares sold	1,943,626
Dividends and interest receivable	363,940
Prepaid expenses and other assets	127,336

Total assets	271,115,615

Liabilities
Payable for Fund shares redeemed	3,705,092
Payable for securities on loan	20,477,708
Advisory fee payable	5,877
Distribution Plan expenses payable	4,635
Due to other related parties	675
Accrued expenses and other liabilities	137,578

Total liabilities	24,331,565

Net assets	$ 246,784,050

Net assets represented by
Paid-in capital	$ 280,531,792
Undistributed net investment loss	(20,083)
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(57,217,558)
Net unrealized gains on securities and foreign currency related transactions	23,489,899

Total net assets	$ 246,784,050

Net assets consists of
Class A	$ 89,527,521
Class B	104,637,706
Class C	41,808,136
Class I	10,810,687

Total net assets	$ 246,784,050

Shares outstanding
Class A	7,380,838
Class B	9,051,977
Class C	3,623,909
Class I	875,004

Net asset value per share
Class A	$ 12.13
Class A - Offering price (based on sales charge of 5.75%)	$ 12.87
Class B	$ 11.56
Class C	$ 11.54
Class I	$ 12.36

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

Investment income
Dividends (net of foreign withholding taxes of $317,841)	$ 4,681,972
Interest	62,513

Total investment income	4,744,485

Expenses
Advisory fee	2,813,352
Distribution Plan expenses
Class A	282,256
Class B	1,384,354
Class C	556,505
Administrative services fees	323,374
Transfer agent fee	1,682,601
Trustees’ fees and expenses	7,937
Printing and postage expenses	50,197
Custodian fee	256,943
Registration and filing fees	88,147
Professional fees	28,282
Other	18,295

Total expenses	7,492,243
Less: Expense reductions	(2,937)

Net expenses	7,489,306

Net investment loss	(2,744,821)

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions
Net realized gains or losses on:
Securities	(26,377,283)
Futures contracts	(302,874)
Foreign currency related transactions	1,005,577

Net realized losses on securities, futures contracts and foreign currency related transactions	(25,674,580)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(9,445,448)

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions	(35,120,028)

Net decrease in net assets resulting from operations	$ (37,864,849)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2002		2001

Operations
Net investment loss		$ (2,744,821)		$ (2,725,774)
Net realized losses on securities, futures contracts and foreign currency related transactions		(25,674,580)		(17,342,227)
Net change in unrealized gains or losses on securities and foreign currency related transactions		(9,445,448)		(84,935,274)

Net decrease in net assets resulting from operations		(37,864,849)		(105,003,275)

Distributions to shareholders from
Net realized gains
Class A		0		(5,694,960)
Class B		0		(9,980,404)
Class C		0		(275,023)
Class I *		0		(1,764,744)

Total distributions to shareholders		0		(17,715,131)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	12,280,251	164,338,033	2,465,017	38,858,515
Class B	348,971	4,696,749	641,594	10,205,648
Class C	158,413	2,123,587	150,700	2,433,190
Class I *	80,797	1,126,684	95,685	1,536,029

		172,285,053		53,033,382

Net asset value of shares issued in
reinvestment of distributions
Class A	0	0	310,492	5,355,983
Class B	0	0	580,361	9,680,416
Class C	0	0	13,853	230,657
Class I *	0	0	87,718	1,534,191

		0		16,801,247

Automatic conversion of Class B shares to Class A shares
Class A	207,373	2,956,315	76,501	1,238,467
Class B	(216,753)	(2,956,315)	(79,351)	(1,238,467)

		0		0

Payment for shares redeemed
Class A	(13,814,612)	(186,050,411)	(3,837,865)	(60,312,964)
Class B	(2,392,059)	(31,241,557)	(2,178,691)	(32,964,099)
Class C	(1,291,046)	(17,248,738)	(569,840)	(8,030,408)
Class I *	(717,875)	(10,343,644)	(845,936)	(14,208,222)

		(244,884,350)		(115,515,693)

Net asset value of shares issued in acquisition
Class A	0	0	2,625,201	41,528,538
Class B	0	0	208,011	3,165,032
Class C	0	0	4,833,521	73,401,339
Class I *	0	0	1,295	20,794
		0		118,115,703

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,
	2002	2001

Net increase (decrease) in net assets resulting from capital share transactions	$ (72,599,297)	$ 72,434,639

Total decrease in net assets	(110,464,146)	(50,283,767)
Net assets
Beginning of period	357,248,196	407,531,963

End of period	$ 246,784,050	$ 357,248,196

Undistributed net investment loss	$ (20,083)	$ (19,771)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Global Leaders Fund (the “Fund”) is a diversified series of Evergreen International Trust ('the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A, and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are usually valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS continued

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

e. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.87% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2002, the transfer agent fees were equivalent to an annual rate of 0.52% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2002, the Fund paid brokerage commissions of $148,639 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on August 3, 2001, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Perpetual Global Fund in an exchange of shares. The net assets were exchanged through a tax-free exchange for 2,625,201 Class A shares, 208,011 Class B shares, 4,833,521 Class C shares and 1,295 Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $9,766,237. The aggregate net assets of the Fund and Evergreen Perpetual Global Fund immediately prior to the acquisition were $317,916,015 and $118,115,703, respectively. The aggregate net assets of the Fund immediately after the acquisition were $436,031,718.

NOTES TO FINANCIAL STATEMENTS continued

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $231,068,757 and $302,685,173, respectively, for the year ended October 31, 2002.

The Fund loaned securities during the year ended October 31, 2002 to certain brokers. At October 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $19,438,796 and $20,477,708, respectively. During the year ended October 31, 2002, the Fund earned $136,087 in income from securities lending.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $244,888,644. The gross unrealized appreciation and depreciation on securities based on tax cost was $34,514,927 and $13,120,125, respectively, with a net unrealized appreciation of $21,394,802.

As of October 31, 2002, the Fund had $55,127,422 in capital loss carryovers for federal income tax purposes with $12,630,690 expiring in 2008, $17,574,316 expiring in 2009 and $24,922,416 expiring in 2010.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended October 31, 2002, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Loss	Unrealized Appreciation	Capital Loss Carryover

$15,122	$21,394,802	$55,127,422

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $2,937, which represents 0.00% of its average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2002, the Fund had no borrowings under this agreement.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities.

Prior to November 1, 2001, the Fund was already complying with the accounting practice of amortizing premiums on its fixed-income securities. The Fund began the accounting practice of accreting discounts on November 1, 2001, although they did not hold any fixed-income securities. As a result, there is no cumulative effect to the financial statements as a result of implementing the new accounting policy. There is also no impact to current year financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Leaders Fund, a portfolio of Evergreen International Trust, as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Global Leaders Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564342 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034